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MINNESOTA LIFE                                                                           VARIABLE ANNUITY APPLICATION
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Minnesota Life Insurance Company - Annuity Services - 400 Robert Street North - St. Paul, Minnesota 55101-2098 -
Toll Free 1-800-362-3141
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OWNER                         NAME                                  DATE OF BIRTH     SEX        TAXPAYER I.D. (Soc. Sec. # OR EIN)
(Please print)                                                                         / /M  / /F
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                              STREET ADDRESS (Legal)                          DAYTIME PHONE NUMBER
                                                                              (   )
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                              CITY, STATE, ZIP                                CITIZENSHIP
                                                                              / /US       / /OTHER_________
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                              OWNER EMPLOYER                              YRS EMPLOYED               OCCUPATION
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                              EMPLOYER ADDRESS (STREET)
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                              CITY/TOWN                 STATE        ZIP CODE   IS OWNER EMPLOYED/REGISTERED BY A NASD MEMBER FIRM
                                                                                / /Y  / /N    FIRM NAME____________________
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JOINT OWNER                   NAME                                  DATE OF BIRTH     SEX            SOCIAL SECURITY NUMBER
(Optional-must be                                                                        / /M / /F
spouse of owner)
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                              STREET ADDRESS (Legal)                                           DAYTIME PHONE NUMBER
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                              CITY, STATE, ZIP                                CITIZENSHIP
                                                                              / /US       / /OTHER_________
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                              JOINT OWNER EMPLOYER                        YRS EMPLOYED               OCCUPATION
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                              EMPLOYER ADDRESS (STREET)
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                              CITY/TOWN            STATE        ZIP CODE   IS JOINT OWNER EMPLOYED/REGISTERED BY A NASD MEMBER FIRM
                                                                                / /Y  / /N    FIRM NAME____________________
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ANNUITANT                     NAME                                 DATE OF BIRTH     SEX         TAXPAYER I.D. (Soc. Sec. # or EIN)
(If other than owner)                                                                / /M  / /F
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                              STREET ADDRESS (Legal)

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                              CITY, STATE, ZIP

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JOINT ANNUITANT               NAME                                 DATE OF BIRTH     SEX             SOCIAL SECURITY NUMBER
(Optional-must be spouse                                                             / /M  / /F
of annuitant)                 -----------------------------------------------------------------------------------------------------

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                              STREET ADDRESS (Legal)

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                              CITY, STATE, ZIP

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BENEFICIARY                   CLASS   NAME        RELATIONSHIP     DATE OF BIRTH     SEX             SOCIAL SECURITY NUMBER
                                                                                     / /M  / /F
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                                                                                     / /M  / /F
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TYPE OF PLAN        / / Non-Qualified (NQ)                             / / Public Employee Deferred Compensation (IRC Section 457)
                        / / 1035 Exchange (attach appropriate forms)   / / Non-Qualified Deferred Compensation
                        / / Under the _______(state) UTMA/UGMA         / / Simplified Employee Pension (SEP)
                            Custodian Name ___________________         / / Savings Incentive Match Plans for Employees (SIMPLE)
                    / / Individual Retirement Annuity (IRA)            / / Tax Sheltered Annuity (IRC Section 403(b)-(TSA)
                        / / Purchase Payment for the year ______       / / Qualified Retirement Plan (IRC Section 401)
                        / / Rollover (attach appropriate forms)        / / Other _____________________
                        / / Transfer (attach appropriate forms)
                    / / Roth Individual Retirement Annuity (ROTH)
                        / / Contributory ROTH
                        / / Rollover ROTH
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TYPE OF CONTRACT    / / MultiOption Achiever                       / / MultiOption Classic
                       / / Immediate     / / Deferred                       / / Immediate     / / Deferred
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PURCHASE PAYMENT   MAKE CHECK PAYABLE TO MINNESOTA LIFE
METHOD (CHECK ALL
THAT APPLY)        / / $_________remitted with application           / / Automatic Payment Plan (attach authorization and
                     / / $________ as Cash Rollover                    voided check) Commencing Month __________
                     / / for tax year ___________                      Day _____ (must be between 1st & 26th of
                   / / Direct Transfer/1035 Exchange/Rollover            the month)
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PURCHASE PAYMENT  / / Send Individual Purchase Reminder Notice (IRA or
REMINDER NOTICE      Non-qualified only) on the 1st day of ________(month) for $_________ and continuing
(CHECK ONE IF        / / Quarterly     / / Semi-Annually     / / Annually
APPLICABLE)
                 / / Send Purchase Payment Reminder Notice to employer
                     beginning ___________ (month) for $____________ and continuing
                     / / Annually (1)     / / Semi-Annually (2)      / / Quarterly (4)
                     / / Monthly (12)     / / Semi-Monthly (24)      / / Bi-Weekly (26)
                / / Add to Existing Case _____________________________
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99-70020

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PURCHASE PAYMENT    ______% General                        ______% International Stock
ACCOUNT ALLOCATION  ______% Maturing Government Bond-2002  ______% Small Company Growth
                    ______% Maturing Government Bond-2006  ______% Value Stock
                    ______% Maturing Government Bond-2010  ______% Small Company Value
                    ______% Growth                         ______% Global Bond
                    ______% Bond                           ______% Index 400 Mid-Cap
                    ______% Money Market                   ______% Templeton Developing Markets
                    ______% Asset Allocation               ______% Macro-Cap Value
                    ______% Mortgage Securities            ______% Micro-Cap Growth
                    ______% Index 500                      ______% Real Estate Securities
                    ______% Capital Appreciation           ______% Other ________________________
                                                           ______
                                                           TOTAL 100%
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SPECIAL INSTRUCTIONS



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INVESTMENT SUMMARY  APPROXIMATE ANNUAL INCOME    ESTIMATED NET WORTH           ESTIMATED LIQUID NET WORTH    FEDERAL TAX BRACKET
PROFILE FOR            (from all sources)       (exclusive of car and home)    (cash and cash equivalents)   / / 0-15% / / 29%+
ANNUITANT                                                                                                    / / 16-28%

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                   INVESTMENT OBJECTIVE: (CHECK ONE)
                   / / Conservative Income  / / Current Income  / / Conservative Growth  / / Growth   / / Aggressive Growth

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                   # of Dependents  RISK TOLERANCE: (CHECK ONE)                              TIME HORIZON  / / 9-11yrs
                                     / / Conservative     / / Moderate    / / Aggressive     / / < 3 yrs   / / 4-8 yrs  / / 12+ yrs
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                   PRIOR INVESTMENT EXPERIENCE       / / Mutual Funds     / / Limited Partnerships   / / Bonds
                   / / Years of Experience           / / Annuities        / / Stocks                 / / Options/Futures
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OWNER/ANNUITANT    - I/we represent that the statements and answers in this application are full, complete and true to the
SIGNATURES           best of my/our knowledge. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with applicable statements.

                   - I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT
                     PROSPECTUS AND THE CURRENT PROSPECTUSES FOR THE ADVANTUS SERIES
                     FUND AND TEMPLETON DEVELOPING MARKETS FUND. I UNDERSTAND THAT ALL
                     PAYMENTS AND VALUES OF ANY CONTRACT ISSUED, WHEN BASED UPON THE
                     INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT
                     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
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                     SIGNED AT (County, State)     DATE          SIGNATURE OF OWNER              SIGNATURE OF ANNUITANT
                                                                 X                                X
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                     AMOUNT REMITTED WITH APPLICATION            SIGNATURE OF JOINT OWNER        SIGNATURE OF JOINT ANNUITANT
                     $                                            X                               X
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TO BE COMPLETED BY   To the best of my knowledge this contract / / will / / will not replace or change an existing insurance or
REPRESENTATIVE       annuity contract. I certify that a current prospectus was delivered. No written sales materials were used other than those furnished by the Home Office. I believe the information provided by this client is true and accurate to the best of my knowledge.
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                     REPRESENTATIVE NAME (PRINT)         REPRESENTATIVE SIGNATURE           AGENCY CODE         AGENT CODE
                                                         X                                                                     %
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                                                         X                                                                     %
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TO BE COMPLETED      DEALER NAME                         DATE           SIGNATURE OF AUTHORIZED DEALER
BY DEALER                                                               X
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                     This application becomes effective only upon approval of Ascend Financial services, Inc.
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                     HOME OFFICE PRINCIPAL SIGNATURE              DATE           CONTRACT NUMBER               CASE NUMBER

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